SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              25-Jun-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware                333-83816-08             13-3439681
(State or Other         (Commission              (I.R.S. Employer
Jurisdiction of         File Number)             Identification
Incorporation)                                   Number)

388 Greenwich
New York, NY                         10013
(Address of Principal                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On             25-Jun-03a scheduled distribution was made from the
           trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
               25-Jun-03The Monthly Report is filed pursuant to and
           in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.         Monthly Report Information:
           See Exhibit No.1

B.         Have any deficiencies occurred?   NO.
                        Date:
                        Amount:

C.         Item 1: Legal Proceedings:            NONE

D.         Item 2: Changes in Securities:        NONE

E.         Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.         Item 5: Other Information - Form 10-Q, Part II -
           Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

           Exhibit No.

1. Monthly Distribution Report dated                25-Jun-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        6/25/03



   Class       Cusip         Beg         Prin
AV-1         79549ARV3    62825040.72  1851147.04
AV-2         79549ARW1    18824940.68  1020575.21
AF           79549ARU5   130682530.13  3975129.08
M-1          79549ARX9    15894000.00        0.00
M-2          79549ARY7    14512000.00        0.00
B-1          79549ARZ4     8016000.00        0.00
B-2          79549ASA8     2073000.00        0.00
N*              NA        13366978.57  1271572.35
X            7966459y7  N/A                  0.00
Total                    252827511.53  8118423.68

                Int        Losses        End
AV-1            87553.67    0.00      60973893.68
AV-2            28357.68    0.00      17804365.47
AF             375712.27    0.00     126707401.05
M-1             29063.95    0.00      15894000.00
M-2             37642.52    0.00      14512000.00
B-1             31124.35    0.00       8016000.00
B-2              7214.04    0.00       2073000.00
N*             109611.30     N/A      12095406.22
X                   0.00     N/A     N/A
Total          706279.78    0.00     245980660.20
* Notional
                 AMOUNTS PER $1,000 UNIT

   Class       Prin          Int        Total
AV-1         28.19077195 1.33333846  29.52411041
AV-2         50.54103947 1.40433219  51.94537166
AF           27.42357233 2.59195926  30.01553159
M-1           0.00000000 1.82861143   1.82861143
M-2           0.00000000 2.59388920   2.59388920
B-1           0.00000000 3.88277819   3.88277819
B-2           0.00000000 3.48000000   3.48000000
N            73.71433919 6.35427826  80.06861745
X             0.00000000 0.00000000   0.00000000

           Int. Carryove   Remaining
   Class     Shortfall  Int. Carryover
AV-1           0.00              0.00
AV-2           0.00              0.00
AF             0.00              0.00
M-1            0.00              0.00
M-2            0.00              0.00
B-1            0.00              0.00
B-2            0.00              0.00
N              0.00              0.00
X              0.00              0.00

   Class        End        Losses        Rate
AV-1        928.56001949   0.00000000    1.73000%
AV-2        881.70977418   0.00000000    1.87000%
AF          874.12748305   0.00000000    3.45000%
M-1        1000.00000000   0.00000000    2.27000%
M-2        1000.00000000   0.00000000    3.22000%
B-1        1000.00000000   0.00000000    4.82000%
B-2        1000.00000000   0.00000000    4.32000%
N           701.18296922   0.00000000   10.00000%
X             0.00000000   0.00000000          NA

Distribution Date:          25-Jun-03

           Distribution Statement
           Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                             5114440.26
      O/C Release Amount                                            0.00
      O/C Deficiency (after distrib)                                0.00
      O/C Target Amount                                       5113778.14
      O/C Amount (after distrib)                              5114203.88

    Amount of Excess Interest                                 1333710.46
    Amount of Excess Cashflow                                 1333710.46


iv) Servicing Fees         Group I    Group II-A  Group II-B    Total
Servicing Fees            31611.95     66394.73    9506.10    107512.78
Act & Unpaid Spec Serv      0.00         0.00        0.00       0.00
Special Servicing Fees      0.00         0.00        0.00       0.00


v) Advances                                       203293.11

vi) End Bal               73950657    155350278    21793929   251094864

vii)       Loan Count             621        2675          80       3376
Wt'd avg Rem Term                 342         227         350        272
Wt'd avg Mortg Rt            8.83367%    9.98058%    8.21613%   9.48965%

viii)  Delinquency And Foreclosure Information:

Group I                 All Categories            Bankruptcy
                           Number      Balance      Number     Balance
Current                      570      68138443.12     0             0.00
30                           32        2996427.25     1         78698.45
60                           13        1983305.76     0             0.00
90+                           6         832480.96     0             0.00


                         Foreclosure
                           Number      Balance
Current                       0              0.00
30                            0              0.00
60                            3         381018.88
90+                           5         703849.41


Group II-A              All Categories            Bankruptcy
                           Number      Balance      Number     Balance
Current                     2474     141568559.40     0             0.00
30                           129       8533644.88     8        445747.70
60                           39        2620007.10     5        488817.44
90+                          33        2628066.46     7        361328.75


                                               Foreclosure
                           Number      Balance
Current                       0              0.00
30                            0              0.00
60                            1          79805.45
90+                          14        1170345.42


Group II-B              All Categories            Bankruptcy
                           Number      Balance      Number     Balance
Current         74        20237736        0           0           0
30               4         1173085        0           0           0
60               1          56845         0           0           0
90+              1         326263         0           0           0

                                               Foreclosure
                           Number      Balance
  Current                     0           0
30                            0           0
60                            0           0
90+                           0           0

ix)        Loans that became REO properties                   see pg. 4
x)         Total Book Value of REO Properties:                see pg. 4

                             Group I   Group II-A  Group II-B     Total
xi)        Prepayments     1797965.99  3520316.84  1004253.81 6322536.64

xii) Current Period Prepayment Penalties                        47473.19
Aggregate Prepayment Penalties                                 144205.39
Prepayment Penalties allocable to Classes N                    144205.39
Prepayment Penalties allocable to Classes X                            0
xiii)                        Group I   Group II-A  Group II-B     Total
Agg Real Losses                236.39        0.00        0.00     236.39
Cum Real Losses                236.39        0.00        0.00     236.39

xiv)       Realized Loss Allocations         See Page 1
xv)        Accrued Certificate Interest      See Page 1

xvi)       Prep Int Shortfall not covered by servicer
                                    0           0           0          0

xvii)      Trustee Fees        726.43    1,526.87      218.64   2,471.94

xviii)
                          LIBOR Carryover Amounts
           Curr Distrib Amts. Remain               RAI S/F
AV-1             0            0                       0
AV-2             0            0                       0
AF-1             0            0                       0
M-1              0            0                       0
M-2              0            0                       0
B-1              0            0                       0
B-2              0            0                       0
N                0            0                    1780.19
X                0            0                       0

xix)       O/C Deficiency (after distrib)                        0.00

xx)        Has Trigger Event has occurred?                   NO
           Cum Real Losses %                                 0.0000855%

xxi)
Available Funds            Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv Fees  526866.54   1259249.84  148514.68  1934631.06
Sched Principal            51146.4    428437.08    15937.62   495521.1
Unsched Prin             1800000.64    3546692    1004637.59 6351330.23
Available Funds          2376233.39   5234378.92  1169089.89  8779702.2

xxii)      Class Interest Rate         See Page 1

xxiii)     Liquidation Report
              Unpaid
 Loan Num    Prin. Bal   Sched Prin  Liq. Proceed    Loss
1106350     31863.98     287.39        31340.20      236.39


xxiv)      Mortgage Loans Purchased by Servicer                     0.00

xxv)       Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)      REO Report
              Unpaid
 Loan Num    Prin. Bal   Sched. Bal   Book Val.
   0.00        0.00         0.00         0.00
   0.00        0.00         0.00         0.00


           SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA